ASGCT 2020 Fabry & Cystinosis Data Update May 13, 2020 Exhibit 99.1

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For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause AVROBIO’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in AVROBIO’s most recent Quarterly Report on Form 10-Q, as well as discussions of potential risks, uncertainties and other important factors in AVROBIO’s subsequent filings with the Securities and Exchange Commission. AVROBIO explicitly disclaims any obligation to update any forward-looking statements except to the extent required by law. Note regarding trademarks: plato is a trademark of AVROBIO. Other trademarks referenced in this presentation are the property of their respective owners.

ASGCT 2020 data update – key takeaways

New data show consistent results across Fabry disease and cystinosis programs

Long-term Fabry patient data	**Sustained long-term positive trends** • Patient 1 in the Phase 2 trial continues to show stable leukocyte and plasma AGA enzyme activity, now out 22 months • Patient 3 in the Phase 2 trial shows increased leukocyte and plasma AGA enzyme activity, decreased plasma lyso-Gb3 level, and stable VCN at new time points • All three Phase 1 patients off ERT remain off ERT
First Fabry plato™ patient	**plato continues to perform** • One-month plasma lyso-Gb3 decrease of 43% vs. baseline • Three-month leukocyte and plasma enzyme activity levels 3x greater than mean of other three patients at same timepoint in Phase 2 trial • Rapid neutrophil and platelet recovery with minimal lymphocyte depletion post Bu90 conditioning
Cystinosis Patient 1 data	**Positive trends at six months, including kidney function measures** • eGFR and serum creatinine measures trending positively at 6 months • Pill burden remains significantly lower than at baseline

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Multiple programs in the clinic Investigational Gene Therapy Proof-of-Concept IND-Enabling Phase 1/2 Commercial Rights Fabry AVR-RD-01 AVROBIO Gaucher AVR-RD-02 AVROBIO Cystinosis AVR-RD-04 AVROBIO Pompe AVR-RD-03 Preclinical AVROBIO Phase 2 Phase 1/2 Phase 1/2 10 patients dosed to date IND: Investigational New Drug

Fabry Disease AVR-RD-01

Goals for gene therapy in **Fabry disease**

UNMET NEEDS:

Kidney function
Unmet needs: proteinuria, polyuria, kidney failure

Cardiac function
Unmet needs: left ventricular hypertrophy, fibrosis, heart failure

Neuropathic pain
Unmet needs: pain and burning sensations in hands and feet, pain crises

CNS complications
Unmet needs: TIA/stroke, depression, impaired executive function, white matter hyperintensities

Everyday burden of illness and life expectancy
Unmet needs: fatigue, inability to sweat, joint pain, abdominal pain, diarrhea, vomiting, cloudy vision, hearing loss, tinnitus, rash, angiokeratomas, biweekly infusions, shortened lifespan

Sources: Wanner C et al, Med Genetics and Metab, 2018; Burlina A, JIEMS, 2016
CNS: Central Nervous System; TIA: Transient Ischemic Attack

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Two AVR-RD-01 Fabry clinical trials 9 patients dosed across Phases 1 and 2 PHASE 1 Investigator-Sponsored Trial* PHASE 2 AVRO – FAB-201 Trial Patients Patients Key Objective Key Objectives n = 5 (fully enrolled) On ERT > 6 months prior to enrollment 18-50 year-old males n = 8-12 (4 patients dosed to-date) Treatment-naive 16-50 year-old males Safety and preliminary efficacy Safety and efficacy * Sponsored by FACTs team (Fabry Disease Clinical Research and Therapeutics) in Canada

FAB-201 FABRY PHASE 2

New data point

Patient 1: Multiple data trends sustained up to 22 months

Leukocyte + Plasma AGA Enzyme Activity


Leukocyte AGA (nmol/hr/mg protein)
Plasma AGA (nmol/hr/mL protein)
Leukocyte AGA
Plasma AGA
Missing Plasma AGA Analysis
Baseline
Day 0
Infuse AVR-RD-01
3 Mo
6 Mo
9 Mo
12 Mo
15 Mo
18 Mo
22 Mo

*Lab A: Mayo Clinic Laboratories; Lab B: Rupar Laboratory; Lab A Reference Range: >23.1 nmol/hr/mg; Lab B Reference Range: 24–56 nmol/hr/mg
†Reference Range: 5.1–9.2 nmol/hr/mL; AGA: α-galactosidase A

Plasma Lyso-Gb3 and Total Gb3


Lyso-Gb3 Plasma (nM)
Total Gb3 Plasma (nM)
Lyso-Gb3
Total Gb3
Baseline
Day 0
Infuse AVR-RD-01
3 Mo
6 Mo
9 Mo
12 Mo
15 Mo
18 Mo
22 Mo

*Reference Value: 2.4 nM; †Reference Value: 4961 nM; 6012 nM before August 2018 (until Day 28 for Patient 1)
Lyso-Gb3: Globotriaosylsphingosine; Gb3: Globotriaosylceramide

KIDNEY FUNCTION

remains within normal range at 12 mos.


Baseline
Month 12
mGFR
mL/min/1.73 m²
eGFR
mL/min/1.73 m²

Normal Range mGFR/eGFR	Average 116* mL/min/1.73 m² Male (20–39 years)

*Source: https://www.kidney.org/atoz/content/gfr
mGFR: Measured Glomerular Filtration Rate; eGFR: Estimated Glomerular Filtration Rate

CARDIAC FUNCTION

remains within normal range at 12 mos.


Baseline
Month 12
EF (%)
LV Mass (Absolute) (g)
LV Mass Index (Normalized) (g/m²)

Reference Range Mean Values ± SD	64.3 ± 4.2%	138.9 ± 24.5 g	67.8 ± 10.7 g/m²
		Male (20–39 years)	

Source: Alfakih K et al, J Magn Reson Imaging, 2003
EF: Ejection Fraction; LV: Left Ventricular

Vector Copy Number (VCN)


VCN/Diploid Genome - PBMCs
Drug Product
VCN: 0.7
Baseline
Day 0
Infuse AVR-RD-01
3 Mo
6 Mo
9 Mo
12 Mo
15 Mo
18 Mo
22 Mo

VCN: Vector Copy Number; PBMCs: Peripheral Blood Mononuclear Cells

Note: Patient #1 had a skin biopsy score of 3 (severe accumulation) at baseline, a score of 2 (moderate accumulation) at 6 months and a score of 1 (mild accumulation) at 12 months
Note: Visualization of multiple biomarkers adjusted to utilize the same statistical scaling ratio across biomarkers (as compared to prior presentation)

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FAB-201 FABRY PHASE 2 – Cardiac Variant

Patient 2: Multiple data trends sustained up to 1 year*

Leukocyte + Plasma AGA Enzyme Activity


Leukocyte AGA (nmol/hr/mg protein)
30
20
10
0
Plasma AGA (nmol/hr/mL protein)
1.5
1.0
0.5
0.0
Leukocyte AGA
Plasma AGA
Baseline
Day 0
Infuse AVR-RD-01
3 Mo
6 Mo
9 Mo
12 Mo

*Data from Rupar Laboratory; Reference Range: 24–56 nmol/hr/mg; †Reference Range: 5.1–9.2 nmol/hr/mL; AGA: α-galactosidase A

Plasma Lyso-Gb3 and Total Gb3


Lyso-Gb3 Plasma (nM)
25
20
15
10
5
0
Total Gb3 Plasma (nM)
12000
8000
4000
0
Lyso-Gb3
Total Gb3
Baseline
Day 0
Infuse AVR-RD-01
3 Mo
6 Mo
9 Mo
12 Mo

*Reference Value: 2.4 nM; †Reference Value: 4961 nM; **Note:** Patient #2 has normal substrate, consistent with late-onset cardiac variant phenotype
Lyso-Gb3: Globotriaosylsphingosine; Gb3: Globotriaosylceramide

KIDNEY FUNCTION
remains within normal range


140
120
100
80
60
40
20
0
Baseline
Month 12
mGFR
mL/min/1.73 m²
eGFR
mL/min/1.73 m²

Normal Range mGFR/eGFR	Average 99 mL/min/1.73 m² Male (40–49 years)

Source: https://www.kidney.org/atoz/content/gfr
mGFR: Measured Glomerular Filtration Rate; eGFR: Estimated Glomerular Filtration Rate

CARDIAC FUNCTION
remains within normal range


200
150
100
50
0
Baseline
Month 12
EF (%)
LV Mass
(Absolute) (g)
LV Mass Index
(Normalized) (g/m²)

Reference Range Mean Values Male 40-49 years	55–65%		58–91 g/m²

Source: Alfakih K et al, J Magn Reson Imaging, 2003
EF: Ejection Fraction; LV: Left Ventricular

Vector Copy Number (VCN)


VCN/Diploid Genome - PBMCs
1
0.75
0.5
0.25
0
Drug Product
VCN: 0.5
Baseline
Day 0
Infuse AVR-RD-01
3 Mo
6 Mo
9 Mo
12 Mo

VCN: Vector Copy Number; PBMCs: Peripheral Blood Mononuclear Cells

Note: As patient #2 is a cardiac variant of Fabry disease, this patient had a skin biopsy score of 0 (trace or no accumulation) at baseline and at 6 months
Note: Visualization of multiple biomarkers adjusted to utilize the same statistical scaling ratio across biomarkers (as compared to prior presentation)
** Latest data points for this patient are at the 1-year follow-up which = 48 weeks per protocol*

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FAB-201 FABRY PHASE 2

New data point

Patient 3: Data up to 1 year* suggest trend towards durable engraftment


Leukocyte + Plasma AGA Enzyme Activity
Leukocyte AGA (nmol/hr/mg protein)
Plasma AGA (nmol/hr/mL protein)
Leukocyte AGA
Plasma AGA
Baseline
Day 0
Infuse AVR-RD-01
3 Mo
6 Mo
9 Mo
12 Mo

*Data from Rupar Laboratory; Reference Range: 24–56 nmol/hr/mg; †Reference Range: 5.1–9.2 nmol/hr/mL; AGA: α-galactosidase A


Plasma Lyso-Gb3 and Total Gb3
Lyso-Gb3 Plasma (nM)
Total Gb3 Plasma (nM)
Lyso-Gb3
Total Gb3
Baseline
Day 0
Infuse AVR-RD-01
3 Mo
6 Mo
9 Mo
12 Mo

*Reference Value: 2.4 nM; †Reference Value: 4961 nM; Lyso-Gb3: Globotriaosylsphingosine; Gb3: Globotriaosylceramide

Skin Biopsy Score (Patient 3)	
Baseline	2
6 months	2


Plasma AGA Enzyme Activity
Plasma AGA (nmol/hr/mL protein)
Patient 1
Patient 2
Patient 3
Baseline
Day 0
Infuse AVR-RD-01
3 Mo
6 Mo
9 Mo
12 Mo
15 Mo
18 Mo
22 Mo

Reference Range: 5.1–9.2 nmol/hr/mL; AGA: α-galactosidase A


Vector Copy Number (VCN)
VCN/Diploid Genome - PBMCs
Drug Product VCN: 1.4
Baseline
Day 0
Infuse AVR-RD-01
3 Mo
6 Mo
9 Mo
12 Mo

VCN: Vector Copy Number; PBMCs: Peripheral Blood Mononuclear Cells

Note: Visualization of multiple biomarkers adjusted to utilize the same statistical scaling ratio across biomarkers (as compared to prior presentation)
*1-year follow-up = 48 weeks per protocol

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Leukocyte AGA (nmol/hr/mg protein) Plasma AGA (nmol/hr/mL protein) Patient 1 Patient 2 Patient 3 Patient 4 AGA: α-Galactosidase A FAB-201 FABRY PHASE 2 Patients 1-4: Plasma and leukocyte enzyme activity sustained up to 22 months Patient #4 dosed using platoTM New data point

New data point Lyso-Gb3: Globotriaosylsphingosine Note: Patient #2 has normal substrate, consistent with late-onset cardiac variant phenotype Reduction from Baseline to Last Observation Patient 1 88% Patient 2 NA Patient 3 50% Patient 4 43% Patient 1 Patient 2 Patient 3 Patient 4 FAB-201 FABRY PHASE 2 Patients 1-4: Plasma lyso-Gb3 reduction sustained up to 18 months

Two AVR-RD-01 Fabry clinical trials

9 patients dosed across Phases 1 and 2

PHASE 1 Investigator-Sponsored Trial*	**PHASE 2** AVRO – FAB-201 Trial
Patients	**Patients**
n = 5 (fully enrolled) **On ERT > 6 months prior to enrollment** **18-50 year-old males**	**n = 8-12 (4 patients dosed to-date}** **Treatment-naive** **16 - 50 year-old males**
Key Objectives	**Key Objectives**
Safety and preliminary efficacy	Safety and efficacy

FAB-201 = AVRO-RD-01-201 Study
** Sponsored by FACTs team (Fabry Disease Clinical Research and Therapeutics) in Canada*
ERT: Enzyme Replacement Therapy

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Gene Tx + Off ERT Gene Tx + ERT ERT No ERT Gene Tx Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 26% reduction from baseline ERT OFF ERT 18.8 14.0 33.3 10.0 35.7 25.3 26.1 58.5 29.1 15.8 * As of April 27, 2020 (update) Lyso-Gb3: Globotriaosylsphingosine; ERT: Enzyme Replacement Therapy; Tx: Therapy 47% reduction from baseline ERT ON ERT 43% reduction from baseline ERT OFF ERT 23% increase from baseline ERT OFF ERT 37% reduction from baseline ERT ON ERT Patients 1-5: Plasma lyso-Gb3 reduction sustained up to 32 months All patients who have discontinued ERT remain off ERT* FABRY PHASE 1

Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 Plasma AGA Activity (nmol/hr/mL) Infuse AVR-RD-01 Day 0 = Leukocyte AGA Activity (nmoles/hr/mg protein) 150 100 50 0 300 250 350 = Infuse AVR-RD-01 Day 0 AGA: α-Galactosidase A FABRY PHASE 1 Patients 1-5: Leukocyte and plasma enzyme activity sustained up to 32 months Consistent trends across all patients, 4 patients > 1 year

Drug Product VCN Patient 1 0.7 Patient 2 1.4 Patient 3 0.8 Patient 4 1.4 Patient 5 1.2 Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 VCN (per cell) Infuse AVR-RD-01 Day 0 Note: 0.1 VCN is indicative of approx. 5-10% of all nucleated cells having an average of 1-2 copies of the transgene VCN: Vector Copy Number FABRY PHASE 1 VCN stable at 32 months with consistent trend across all other patients 4 patients with 1+ years data

ERT ERT + Gene Therapy Gene Tx Gene Therapy Normal Kidney Function Mild CKD Moderate CKD Severe CKD No ERT eGFR: Estimated Glomerular Filtration Rate; ERT: Enzyme Replacement Therapy; TX: Therapy; CKD: Chronic Kidney Disease FABRY PHASE 1 Patient 1: Kidney function stable at 32 months

Anti-AGA antibodies Pre-existing low titers detected in 4 patients AEs and SAEs reported Phase 1 Fabry (5 patients) and FAB-201 (4 patients) No unexpected safety events or trends identified No SAEs related to AVR-RD-01 drug product Phase 1 AEs (n = 128): Generally consistent with myeloablative conditioning, underlying disease or pre-existing conditions Phase 1SAEs (n = 2): Febrile neutropenia (grade 3) Thrombophlebitis (grade 2) Note: Safety data cut November 26, 2019 AE: Adverse Event; SAE: Serious Adverse Event NOTE: AVR-RD-01 is an investigational gene therapy FAB 201 AEs (n = 98): Generally consistent with myeloablative conditioning, underlying disease or pre-existing conditions Grade 1 or 2 (n = 72) Grade 3 or 4 (n = 30) FAB 201 SAEs: (n = 4) Pre-treatment and prior to conditioning Seizure (grade 2) Post-treatment Dehydration, nausea, vomiting (grade 3) Febrile neutropenia (2 patients, grade 3 & 4)

Cystinosis AVR-RD-04

Goals for gene therapy in cystinosis UNMET NEEDS: Kidney function Unmet needs: renal Fanconi syndrome, proteinuria, chronic kidney disease, kidney failure Vision Unmet needs: corneal cystine accumulation, photophobia, involuntary eyelid closure CNS complications Unmet needs: myopathy, hypotonia, tremors, difficulty swallowing, neurodevelopmental issues (speech and walking delay and cognitive impairment) Endocrine disorders Unmet needs: softening/weakening of bones, bone pain, rickets, long bone deformations, hypophosphatemia, delayed growth, hypothyroidism, pancreatic insulin insufficiency, diabetes, infertility Everyday burden of illness and life expectancy Unmet needs: medications multiple times per day that cause GI discomfort and sulfur body and breath smell, shortened lifespan Sources: Ariceta G et al, Nephrol Dial Transplant, 2015; Elmonem M et al, Orphanet Journal of Rare Diseases, 2016; Gahl et al, NEJM, 2002; Bois et al, J Med Genet, 1976 CNS: Central Nervous System; GI: Gastrointestinal

Patients Key Objectives Up to 6 patients Adults and adolescents Cohorts 1-2 ≥18 years; Cohort 3 ≥14 years Male and Female On oral and ophthalmic cysteamine Safety and efficacy PHASE 1/2 Investigator-Sponsored Trial* * Sponsored by University of California, San Diego Note: AVR-RD-04 aka CTNS-RD-04 Investigator-sponsored* study of AVR-RD-04 in cystinosis patients First patient dosed

Cystinosis AVR-RD-04 Phase 1/2 Patient Characteristics

	PATIENT 1
Age of symptom onset / diagnosis	0 year / 8 months
Age dosed with AVR-RD-04	20 years
Gender	Male
Mutation	Allele 1: LDM_1 Allele 2: Nt1035 (insC)
Primary disease signs and SoC treatment related symptoms, including	• Fanconi syndrome • Polyuria • Corneal abnormalities • Mild photophobia • Vomiting
Granulocyte Cystine levels at baseline (nmol half cystine per mg protein)*	7.8
Comments	NO kidney transplant • Cysteamine 1125 mg p.o. every 12 h/day since 2009; discontinued prior to AVR-RD-04 infusion • Cysteamine eyedrops 4-5x/day • Concomitant medications not listed

Note: AVR-RD-01 aka CTNS-RD-04

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New data point Patient 1: Initial data indicate positive trends across multiple measures BIOMARKER ENDPOINTS VCN (vcn/dg) (Drug Product = 2.1) 1 Month 2.9 2 Months 3.0 3 Months 2.0 CLINICAL LAB MEASURES 1.3 1.5 1.5 Asymptomatic Heterozygous Carrier Granulocyte Cystine Range: 0.2 – 1 .9 µmol half cystine/g protein Source: Gertsman I et al., Clinical Chemistry, 2016 VCN: Vector Copy Number; CTNS: Cystinosin, Lysosomal Cystine Transporter; mRNA: Messenger Ribonucleic Acid; eGFR: Estimated Glomerular Filtration Rate; SCr: Serum Creatinine *Data obtained using a novel experimental methodology utilizing in vivo confocal microscopy, to image crystals in the skin behind the ear Urine Volume 24 Hour Urine Volume in L Kidney Function Levels of Cystine in Skin* μm3 Experimental in vivo confocal microscopy Two skin areas, behind the ear and ‘optional’, averaged Analysis and quantification (3D Image-Pro software) Serum Creatinine (mg/dL) normal range: 0.7-1.2 eGFR (mL/min/1.73m2) normal range: >90 2,187 1,493 Average Granulocyte Cystine Level (µmol half cystine/g protein) Baseline 7.8 1 Month 1.3 2 Months 1.5 3 Months 1.5 CYSTINOSIS PHASE 1/2 52 40 38 2.2 2.1 1.6 4.1 2.6

New data point (max per day) OFF Cysteamine ON Cysteamine After Gene Therapy (at 6 months post-gene therapy) Before Gene Therapy 52 20 Number of Medications and Supplements NOTE: Investigational gene therapy CYSTINOSIS PHASE 1/2 Patient 1: Reduced treatment burden at 6 months

No SAEs reported No AEs or SAEs related to AVR-RD-04 drug product AEs reported Consistent with myeloablative conditioning and underlying disease N = 22 (moderate = 9, mild = 13) Phase 1/2 Cystinosis 1 patient dosed No unexpected safety events or trends identified Note: Safety database cut as of January 27, 2020 AE: Adverse Event; SAE: Serious Adverse Event Post-treatment (n = 16, not all events listed) Alopecia, intermittent diarrhea, vomiting Mucositis, intermittent febrile neutropenia, intermittent epistaxis Intermittent blurry vision, intermittent hypokalemia, mucoceles Thrombocytopenia Pre-treatment and prior to conditioning (n = 6, not all events listed) Diarrhea, hypokalemia, dizziness Dehydration, vomiting plato™ –– AVROBIO’s foundation designed to scale gene therapy worldwide State-of-the-art technologies including automated manufacturing platform Redefines manufacturing best practices Optimized for performance plato™: Three upgrades designed to optimize potency, safety and durability UPGRADES Increase enzyme activity Increase transduction efficiency Increase VCN Increase marrow space / engraftment Increase consistency and safety 1 | Vector 2 | Conditioning 3 | Automation Upgrades designed to increase Vector Copy Number (VCN), enzyme activity, chimerism and durability * * TDM (therapeutic drug monitoring)

VCN Transduction Efficiency VECTOR UPGRADE: Metrics compared to academic process plato™ UPGRADE 1 (per diploid genome) PATIENT 1 PATIENT 2 PATIENT 3 PATIENT 4 (%) PATIENT 1 PATIENT 2 PATIENT 3 PATIENT 4 (nmol/hr/mL) Enzyme Activity PATIENT 1 PATIENT 2 PATIENT 3 PATIENT 4 Mean = 4.8 2.2x Increase vs. Mean Mean = 0.9 1.8x Increase vs. Mean Mean = 23.3 2.2x Increase vs. Mean FAB-201 FAB-201 FAB-201 VCN: Vector Copy Number; FAB-201: AVR-RD-01 Study NOTE: Data is from drug product FAB-201 patient #4 drug product data with plato™

plato™ UPGRADE 1

VECTOR UPGRADE:

Metrics compared to academic process

FAB-201 and AVR-RD-04 drug product data

FAB-201 with plato™
- 4-plasmid vector (LV2)
- Bu TDM conditioning
- Automated manufacturing

AVR-RD-04 with "plato-like"
- 4-plasmid vector
- Bu TDM conditioning
- Manual manufacturing



VCN (per diploid genome)
Mean = 0.9
0.7
0.5
1.4
1.6
1.8x
Increase vs. Mean
2.0*
2.2x
Increase vs. Mean*
PATIENT 1
PATIENT 2
PATIENT 3
PATIENT 4
PATIENT 1
FAB-201
CYS-101



Transduction Efficiency (%)
Mean = 23.3
16.2
30.0
23.7
50.7
2.2x
Increase vs. Mean
76.0*
3.3x
Increase vs. Mean*
PATIENT 1
PATIENT 2
PATIENT 3
PATIENT 4
PATIENT 1
FAB-201
CYS-101

BU TDM: Busulfan Therapeutic Drug Monitoring; VCN: Vector Copy Number; FAB-201: AVR-RD-01 Study; CYS-101: AVR-RD-04 Study; LV: Lentiviral Vector
- *Manufactured at UCLA using UCLA's assays and methodologies*

NOTE: Data is from drug product

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plato™ UPGRADE 2 PRECISION CONDITIONING UPGRADE: Lowest rate of adverse events in the Bu90 range Optimized precision dosing designed to enhance tolerability Targeted busulfan intended to balance optimal engraftment with enhanced safety Adverse Event Probability Optimal Exposure 50 70 90 110 130 Busulfan Cumulative AUC (mg x hr/L) 0.0 0.2 0.4 0.6 0.8 Graft Failure Increased Toxicity Non-Malignant Disorders (n=465 patients) Meta-analysis of 465 patients identified optimal exposure Bu: Busulfan; AUC: Area Under the Curve Sources: Bartelink IH et al, Lancet Haematol, 2016

PRECISION CONDITIONING UPGRADE: Rapid neutrophil and platelet recovery with minimal lymphocyte depletion using Busulfan TDM plato™ UPGRADE 2 Fabry: Patients #1-3 Melphalan 100mg/m2; Patient #4 Busulfan ‘AUC 90’; Cystinosis: Patient #1 Busulfan ‘AUC 90’ Threshold levels for prophylactic supportive care in HSC Tx; ANC <0.5 x 109 per liter (AABB); Platelets <10 X 109 cells/L (AABB) NOTE: Neutrophil counts - G-CSF administration post gene therapy: Pt 1: 7 Doses, Day 7 – 14, Pt 2: 11 Doses, Day 7 – 17, Pt 3: 6 Doses, Day 7 – 12, Pt 4: 5 Doses, Day 8 – 12 NOTE: Platelet counts - Platelet Transfusion: Pt 1: Day 10; Pt 2, 3: Day 11, Pt 4: no transfusion TDM = Therapeutic Drug Monitoring; G-CSF = Granulocyte-colony stimulating factor Cystinosis Patient 1: Busulfan Fabry Patients 1 – 3: Mel Fabry Patient 4: Bu90-TDM Absolute Neutrophil Count (ANC) Platelet Count New data point Absolute Lymphocyte Count

BONE MARROW Potential for widespread microglia engraftment throughout the brain MICROGLIA PERIPHERAL TISSUE Mature Blood Cells Enzyme Neuron Microglia Enzyme Astrocyte Lymphocyte Granulocyte Bloodstream Monocyte Enzyme Macrophage Mature cells area Progenitors area HSC area Bone TRANSDUCED CD34+ CELLS Viscera CNS/PNS IN THE BONE MARROW Busulfan eliminates hematopoietic (CD34+) stem and progenitor cells making space for gene-modified cells BRAIN Busulfan crosses blood-brain barrier and eliminates resident microglia cells making space for gene-modified cells PRECISION CONDITIONING UPGRADE: Designed to access “hard-to-reach” compartments plato™ UPGRADE 2

Drug product production Scalable, global production suites Frozen in aliquots to streamline supply chain CD 34+ hematopoietic stem cells Vector production Large bioreactor 200 liter serum-free suspension culture Automated, closed system Vector with disease-specific transgene INCREASE CONSISTENCY HIGH VOLUME / TITRE 1 2 3 COST-EFFECTIVE SCALE-OUT Cryopreserved to enable convenient dosing Illustrative * AUTOMATION UPGRADE: Designed to deliver large-scale manufacturing 3 plato™ UPGRADE * European manufacturing capabilities planned for 2H 2020; manufacturing capabilities currently in place in U.S. & Australia Differentiated, cost-effective approach plato™ UPGRADE 3

AUTOMATION UPGRADE:

Poised to manufacture at scale

Designed to optimize potency and safety, and overcome historic CMC bottlenecks

VECTOR	DRUG PRODUCT
2,400 PATIENTS ANNUALLY	**2,400** PATIENTS ANNUALLY
~50 patients per run	**100** patients per unit per year
~12 runs per year per suite (200 L scale bioreactor runs (10^9 titre))	**8** automated units per suite
4 production suites	**3** global production suites

Illustrative

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3 UPGRADES IN PLACE: plato™ metric compared to academic process plato™ UPGRADE 1, 2, 3 FAB-201: AVR-RD-01 Study FAB-201 THREE MONTH data for patient #4 with plato™ vs. patients #1-3 (nmol/hr/mL) Plasma Enzyme Activity Mean = 1.6 2.9x Increase vs. Mean 2.7 1.4 0.6 4.6 (nmol/hr/mg) Leukocyte Enzyme Activity 3.2x Increase vs. Mean Mean = 18.3 26.0 24.8 4.1 57.9 New data point

ASGCT 2020 data update – key takeaways

New data show consistent results across Fabry disease and cystinosis programs

Long-term Fabry patient data

Sustained long-term positive trends

- Patient 1 in the Phase 2 trial continues to show stable leukocyte and plasma AGA enzyme activity, now out 22 months
- Patient 3 in the Phase 2 trial shows increased leukocyte and plasma AGA enzyme activity, decreased plasma lyso-Gb3 level, and stable VCN at new time points
- All three Phase 1 patients off ERT remain off ERT

First Fabry plato™ patient

plato continues to perform

- One-month plasma lyso-Gb3 decrease of 43% vs. baseline
- Three-month leukocyte and plasma enzyme activity levels 3x greater than mean of other three patients at same timepoint in Phase 2 trial
- Rapid neutrophil and platelet recovery with minimal lymphocyte depletion post Bu90 conditioning

Cystinosis Patient 1 data

Positive trends at six months, including kidney function measures

- eGFR and serum creatinine measures trending positively at 6 months
- Pill burden remains significantly lower than at baseline

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Appendix

FAB-201 FABRY PHASE 2

Patient 1: 87% substrate reduction in kidney biopsy at 1 year

Average number of **Gb3 inclusions per peritubular capillary (PTC)**



Mean Number of Gb3 Inclusions per PTC
4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
3.55
0.47
Baseline
1 Year
(48 weeks)

- *Unpaired t-test for difference between n=55 PTCs at baseline vs. n=101 PTCs at 1 year; $p < 0.0001$*
- *Error bar represents the standard deviation*

Baseline: The last available, non-missing observation prior to AVR-RD-01 infusion
Note: With respect to Fabry disease, Gb3 inclusions per PTC is interchangeable with GL-3 inclusions per KIC
FAB-201-1: First patient in FAB-201 clinical trial
PTC: Peritubular Capillary; Gb3: Globotriaosylceramide; GL-3: Globotriaosylceramide; KIC: Kidney Interstitial Capillary

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Fully Automated Bu-TDM Immunoassay  AVROBIO and Saladax announced agreement to develop and validate Saladax’s fully automated nanoparticle immunoassay kit Designed to work on most automated hospital analyzers Regular technician, 24/7 analysis possible with results anticipated in minutes using only microLs of blood Designed to analyze 10-100s samples per machine/hour Expected to eliminate Bu degradation errors as assay conducted in real-time at the point of care Scalable New collaborations advancing leadership in lentiviral gene therapy Antibody-Drug Conjugate AVROBIO and Magenta announced research & clinical collaboration agreement to evaluate Magenta’s preclinical CD117-targeted antibody conjugate to amanitin (MGTA-117) in conjunction with AVROBIO investigational gene therapies Designed to deplete only hematopoietic stem and progenitor cells Has shown promising data in non-human primates MGTA-117 currently in IND-enabling studies Each party retains commercial rights to its own programs

Hematopoietic reconstitution occurs in two distinct phases A few thousand long-term engrafting cells stably sustain levels of transgene product First wave of short-term progenitor cells start to exhaust with progressive takeover by a smaller population of long-term engrafting cells Source: Biasco L et al, Cell Stem Cell, 2016 Clonal Population Time after GT (months) 6 - 12 24 - 48 0 - 3 Long-term engrafting cells Short-term progenitor cells